                            MIRACOR DIAGNOSTICS, INC.
                       9191 TOWNE CENTRE DRIVE, SUITE 400
                               SAN DIEGO, CA 92122


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, AUGUST 25, 2000

TO THE SHAREHOLDERS:

         Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), has been called for and will be held at 10:30 a.m., Pacific Daylight Savings Time, on Friday, August 25, 2000, at 9171 Towne Centre Drive, Third Floor Conference Room, Suite 300, San Diego, CA 92122 for the following purposes:

         1. To elect each of Dr. Arthur E. Bradley and Mr. Thomas E. Glasgow to the Board of Directors until the annual meeting of shareholders to be held in the year 2003 and until each of their respective successors shall have been elected and qualified.

         2. To ratify the Board of Directors' appointment of Parks, Tschopp, Whitcomb & Orr, P.A. to serve as the Company's independent auditors for the current calendar year.

         3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on July 10, 2000 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of shareholders entitled to vote at the Annual Meeting will be available for the examination of any shareholder at the Company's offices at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122, for ten (10) days prior to August 25, 2000.

                                 By Order of the Board of Directors


                                 /s/ M. Lee Hulsebus
                                 ---------------------------------------
                                 M. Lee Hulsebus, Chairman,
                                 President and Chief Executive Officer

Dated:  July 25, 2000

         YOU ARE CORDIALLY INVITED TO ATTEND THE SHAREHOLDERS' MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE PRESIDENT OF THE COMPANY OR BY VOTING IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                            MIRACOR DIAGNOSTICS, INC.
                                 PROXY STATEMENT
                                 ---------------

                                     GENERAL
                                     -------

         This proxy statement is furnished by the Board of Directors of MIRACOR DIAGNOSTICS, INC., a Utah corporation (the "Company"), with offices located at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122, in connection with the solicitation of proxies to be used at the annual meeting of shareholders of the Company to be held on August 25, 2000, and at any postponements or continuations thereof (the "Annual Meeting"). This proxy statement will be mailed to shareholders beginning approximately July 28, 2000. If the proxy submitted herewith, is properly executed and returned, the shares represented thereby will be voted at the Annual Meeting as instructed on the proxy.

         UNLESS PROPERLY EXECUTED AND RETURNED, PROXIES FORWARDED TO THOSE SHAREHOLDERS WHO HOLD THEIR VOTING SECURITIES IN "STREET NAME" WILL BE VOTED FOR ALL PROPOSALS WHICH HAVE BEEN STATED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. NOTWITHSTANDING THE FOREGOING, ANY PROXY MAY BE REVOKED BY A SHAREHOLDER PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE PRESIDENT OF THE COMPANY, OR BY A SHAREHOLDER VOTING IN PERSON AT THE ANNUAL MEETING.

         An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Annual Meeting with respect to the proposal on which the abstention is noted. Abstentions will be counted as a vote "against" such proposal, except in the case of the election of directors where an abstention will not be counted as a vote and will not affect the outcome of the election.

         The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment. None of the matters to be presented at the Annual Meeting will entitle any shareholder of the Company to appraisal rights.

         The cost of preparing, assembling and mailing the notice of the Annual Meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF
                            -------------------------

         The Board of Directors has fixed the close of business on July 10, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Only shareholders on the Record Date will be able to vote at the Annual Meeting. Each holder of record of the Company's common stock, par value $.15 per share (the "Common Stock") will be entitled to one vote for each share of Common Stock held.

         As of the Record Date, there were 12,500,858 shares of the Common Stock issued and outstanding. Holders of the Common Stock are entitled to vote on each of the matters specified in Items 1, 2 and 3 of the Notice of the Annual Meeting. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented by proxy at the Annual Meeting is required for approval of each matter which will be submitted to shareholders.

         Management of the Company knows of no business other than those matters specified in Items 1, 2 and 3 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The following table sets forth certain information, as of June 30, 2000, as to shares of the Company's common stock beneficially owned by (i) any holder of more than five percent of the outstanding shares of Common Stock; (ii) the Company's directors; (iii) the Company's officers; and (iv) the Company's directors and officers as a group. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished, or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be.

                                                 Shares of       Percentage (%)
                                                Common Stock       of Common
Name and Address                                Beneficially         Stock
of Beneficial Owner                             Owned(1)(2)       Outstanding
-------------------                             -----------       -----------

M. Lee Hulsebus                                   469,528             3.79
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Arthur E. Bradley, DDS                             18,000              *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Thomas E. Glasgow                                  33,125              *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Don L. Arnwine                                     57,000              *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Robert S. Muehlberg                               119,525              *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Richard E. Sloan                                   78,850              *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Ross S. Seibert                                    15,000              *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Fred Bergmann                                   1,267,200            10.24
4914 N. Armenia Avenue
Tampa, FL  33603

John McCoskrie                                  1,292,200            10.44
4914  N. Armenia Avenue
Tampa, FL  33603

Larry M. Lammers                                1,665,383(3)         13.46
715 Ironwood Court
Winter Springs, FL  32708

All officers and directors as a group,            791,028
(7) persons

         *Less than one percent.

         (1) All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days.

         (2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

         (3) Includes 1,316,537 shares held in trust for the benefit of Dr. Lammers as to which Mr. Hulsebus, on behalf of our Board of Directors, maintains share voting power. Does not include 447,011 shares that were interpleaded into the court for satisfaction of a pending lawsuit.

                                 PROPOSAL NO. 1:
                                 ---------------


GENERAL
-------

         The Board of Directors consists of five (5) persons. The Company has a classified Board of Directors which is divided into three classes, with the term of office of each Director in a given class serving a three-year term and until such director's successor is elected and qualified. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

         Dr. Arthur E. Bradley and Mr. Thomas E. Glasgow are the nominees for election to the Board of Directors to serve for a three-year term which is deemed to have commenced in the year 2000 and terminating upon the Company's annual meeting of shareholders to be held in the year 2003. Dr. Arthur E. Bradley and Mr. Thomas E. Glasgow are standing for re-election to a new three-year term.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN. IF ANY OF THE NOMINEES SHOULD SUBSEQUENTLY BECOME UNAVAILABLE FOR ELECTION, THE PERSONS VOTING THE ACCOMPANYING PROXY MAY IN THEIR DISCRETION VOTE FOR A SUBSTITUTE.

BOARD OF DIRECTORS
------------------

         The Board of Directors has the responsibility for establishing broad corporate policies. Although in their capacity as Board members they are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made available at Board meetings. The Board of Directors held two (2) regular meeting and seven (7) special meetings, none of which were postponed or continued, in 1999. All of the members of the Board attended at least seventy five percent of the Board meetings in 1999.

         The Directors, nominees and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years:

                                                                                   DIRECTOR OFFICER
     NAME                      AGE      POSITION                                SINCE        SINCE
     ----                      ---      --------                                -----        -----
     M. Lee Hulsebus            61      Chief Executive Officer, President     11/11/94      8/31/94
                                             and  Chairman of the Board
     Richard E. Sloan           51      Vice President of Operations and
                                            New Business Development                         3/15/96
     Ross S. Seibert            37      Chief Financial Officer                              2/21/00
     Don L. Arnwine             67      Director                                3/6/95
     Arthur E. Bradley, DDS     66      Director                                9/26/86
     Thomas E. Glasgow          46      Director                               11/11/94
     Robert S. Muehlberg        45      Director                                3/11/99

         The principal occupations and positions for the past several years of each of the executive officers and directors of the Company are as follows:

         M. LEE HULSEBUS has been in the health care field for 34 years. From January 1992 until he joined the Company in August 1994, he was the President and owner of his own health care consulting firm. From August 1993 to November 1993 Mr. Hulsebus also served as Chief Executive Officer of InCoMed Corporation, then a small California-based medical products company. From January 1990 to January 1992, Mr. Hulsebus also served as President of Sports Support, Inc., a sports medicine company. From 1988 until 1990, he served as Medical Group president for Teleflex, Inc. For 22 years prior to that, Mr. Hulsebus was employed by Becton-Dickinson & Co. and C.R. Bard, Inc., both of which are leading companies in the health care industry. Mr. Hulsebus has served in the capacity of President/Chief Executive Officer for the past 20 years for various companies.

         RICHARD E. SLOAN has been Vice President of New Business Development since March 1996 and Vice President of Operations since July 14, 1998. Mr. Sloan was also a consultant to the Company from August 1995 to March 1996. From March 1995 to July 1995, Mr. Sloan served as Chief Executive Officer of WorldWide Products, Inc., a private Los Angeles based development and marketing firm that distributes pharmaceutical products to plastic surgeons and dermatologists. Prior thereto, from March 1992 to March 1995, he served as corporate marketing director and general manager for Industrial Products of UniFET Incorporated, a private company based in San Diego, California involved in the development of sensor-based medical products. From December 1989 through March, 1992, Mr. Sloan managed his own mergers and acquisition business with First Pacific Group, located in Carlsbad, CA which provided investment and financial services to privately-held companies primarily in southern California. Prior to that time, Mr. Sloan held various management positions at each of Baxter and Ivac, each of which is a public company.

         ROSS SEIBERT, CHIEF FINANCIAL OFFICER, joined the Company in February 2000. Mr. Seibert was with Deloitte & Touche, a "Big 5" accounting firm, since 1986 and served as Senior Manager. He served a wide range of clients and has experience with SEC reporting, mergers and acquisitions, internal controls and information systems. He received a BS in accounting from Indiana University and an MBA in finance from San Diego State University.

         DON L. ARNWINE has been President of Arnwine Associates of Irving, Texas, a company that provides advisory services to the health care industry. Mr. Arnwine served as Chairman and Chief Executive Officer from 1985 until 1988 of Voluntary Hospitals of America (VHA), a company he joined in 1982. Prior to joining VHA, Mr. Arnwine served as President and Chief Executive Officer of Charleston Area Medical Center, a 1000-bed regional facility care center in the State of West Virginia. Mr. Arnwine holds a B.S. degree in Business Administration from Oklahoma Central State University and a Masters degree in Hospital Management from Northwestern University.

         ARTHUR E. BRADLEY, DDS practiced dentistry in Hattiesburg, Mississippi from 1961 to 1998. Dr. Bradley has been involved for his own account in real estate investments for twenty years and has been active in oil and gas investments for fifteen years. Dr. Bradley graduated from the University of Mississippi at Hattiesburg and obtained his degree in Dentistry from Loyola University Dental School.

         THOMAS E. GLASGOW is the Chief Executive Officer of Sedona Systems Corporation which is a publicly traded technology company based in Scottsdale, AZ. He is also the President of Integrated Trade Systems which is a software technology company which develops and markets international logistics software. Mr. Glasgow has many other diversified business interests which include providing technology assessments for a venture based firm that provides capital to emerging growth businesses. As part of these business interests, he serves on the board of several companies and provides them with the appropriate resources to manage and grow their respective businesses. Prior to these assignments, Mr. Glasgow was a director with Federal Express Corporation for 11 years where he held various key management positions. Mr. Glasgow holds an MBA from J.L. Kellogg - Northwestern University.

         ROBERT S. MUEHLBERG has been President and Chief Executive Officer of Envision Management, Inc. of Las Vegas, NV, a company that has provided management and consulting services to the health care industry since 1997. Mr. Muehlberg served as Chairman and Chief Executive Officer from 1994 until 1997 of Medical Imaging Centers of America, Inc. (MICA), a company he joined in 1985. Prior to joining MICA, Mr. Muehlberg held various management positions at International Imaging, Inc., Chicago, IL and American Medical International
(AMI) Clearwater, FL. Mr. Muehlberg holds a Bachelor's degree in Health Science from the University of Missouri and a Masters degree in Business Administration from Nova Southeastern University.

         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, the Company believes that during 1999 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth the cash compensation paid by the Company to executive officers of the Company as of December 31, 1999, whose total annual salary and bonus exceeded $100,000, for the years ended December 31, 1997, 1998 and 1999.

                                          SUMMARY COMPENSATION TABLE
                                          --------------------------
                                                                                    Long Term Compensation
                                                                                    ----------------------
                                     Annual Compensation
                                     -------------------
                                                                    Awards                            Payouts
                                                                    ------                            -------

                                                         Other Annual   Restricted                   LTIP       All Other
Name and                              Salary    Bonus   Compensation    Stock       Options/SARs   Pay-outs  Compensation
Principal Position            Year      ($)      ($)         ($)        Awards($)       (#)           ($)          ($)
------------------            ----      ---      ---         ---        ---------       ----          ---          ---
M. Lee Hulsebus, Chairman     1999    $162,000  $ -0-    $23,177(2)   $ 56,573(3)    120,000         $ -0-       $ -0-
of the Board, Chief
Executive Officer and         1998    $112,154  $ -0-     $ -0-          $ -0-         -0-           $ -0-       $ -0-
President(1)
                              1997    $162,000  $16,800  $15,411(4)      $ -0-         5,714        $19,500      $ -0-


Richard E. Sloan, Vice        1999    $115,500  $ -0-    $ 4,954(2)    $9,885(3)      50,000         $ -0-       $ -0-
President of New Business
Development(5)                1998    $ 78,696  $ -0-     $ -0-        $1,767          -0-           $ -0-       $ -0-

                              1997    $105,300  $5,400   $ 4,954(6)    $9,629          2,143         $1,950      $ -0-


(1) In August, 1994, we entered into an exclusive four-year term employment agreement with Mr. M. Lee Hulsebus. Under his employment agreement, Mr. Hulsebus is to serve as our Chief Executive Officer and President and to receive a base salary of $162,000 per annum. In addition, in 1994, we entered into a severance agreement with Mr. Hulsebus. Such severance agreement provides, among other things, that in the event of a change in control of us or Mr. Hulsebus is involuntarily terminated, suffers a disability while employed by us or dies while employed by us, then Mr. Hulsebus is entitled to receive certain benefits from us. Such benefits may include some or all of the following: an amount based on Mr. Hulsebus' base salary as provided for in Mr. Hulsebus' employment agreement; an amount based on the bonus paid or payable to Mr. Hulsebus as provided for in Mr. Hulsebus' employment agreement; the right to receive common stock that shall vest immediately; the right to exercise any warrants or stock options held by or granted to Mr. Hulsebus under Mr. Hulsebus' employment agreement or any of our stock option plans or both; health insurance and disability insurance. Mr. Hulsebus will not receive any benefits if Mr. Hulsebus voluntarily terminates his employment with us or we terminate Mr. Hulsebus "for cause," which is defined as the conviction of Mr. Hulsebus afer appeal of a felony. On August 2, 1999, the Board of Directors extended the term of Mr. Hulsebus' employment agreement and severance agreement for an additional one (1) year period, or until August 31, 2002.

(2)      Represents Rule 144 stock paid as 1999 bonus compensation.

(3) Represents Rule 144 stock paid in lieu of 1998 base salary compensation.

(4)      Represents a common stock grant of 22,400 shares.

(5) In March, 1996, we entered into an exclusive employment agreement with Mr. Richard E. Sloan under which he is to serve as our Vice President of Operations and New Business Development. Mr. Sloan presently receives a base salary of $118,000 per annum.

(6)      Represents a common stock grant of 7,200 shares

         Under each of their contracts, Messrs. Hulsebus and Sloan may receive bonuses or other additional compensation consisting of cash, stock or stock purchase rights as may be determined from time to time by the Board of Directors.

         There are no family relationships among any Directors or executive officers.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------
                                                Percent of Total
                                                   Options/SARs        Exercise of
                               Options/SARs    Granted to Employees     Base Price   Expiration
               Name             Granted(1)        in Fiscal Year          ($/Sh)         Date
               ----             ----------        --------------          ------         ----
M. Lee Hulsebus                   - 0 -               - 0 -               - 0 -

Richard E. Sloan                  - 0 -               - 0 -               - 0 -


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION SAR VALUES
               --------------------------------------------------------------------------------
                                                                                              Value of Unexercised
                                                                  Number of Unexercised           In-the-Money
                                 Shares                              Options/SARs at              Options/SARs
                                Acquired           Value           FY-End Exercisable/        at FY-End Exercisable
            Name              on Exercise       Realized($)           Unexercisable              /Unexercisable
            ----              -----------       -----------           -------------              --------------
M. Lee Hulsebus                    -0-              -0-                -0-/120,000                    $0/$0

Richard E. Sloan                   -0-              -0-                 -0-/50,000                    $0/$0



BOARD CLASSIFICATION AND COMMITTEES
-----------------------------------

         The Company adopted a classified Board of Directors in April 1995. The Board of Directors consists of six members divided into three classes, with each Director in a given class serving a three-year term. Having a classified Board of Directors may be viewed as inhibiting a change in control of the Company and having possible anti-takeover effects. Officers of the Company serve at the discretion of the Board of Directors, subject to existing employment agreements.

         The Company has an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee reviews the engagement of the independent accountants, reviews and approves the scope of the annual audit undertaken by the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is presently comprised of Don L. Arnwine, Thomas E. Glasgow and M. Lee Hulsebus. The Audit Committee held two (2) meetings during 1999. The Compensation Committee reviews compensation issues relating to executive management and makes recommendations with respect thereto to the Board of Directors. The Compensation Committee is presently comprised of
M. Lee Hulsebus, Don L. Arnwine and Thomas E. Glasgow. The Compensation Committee held two (2) meetings in 1999. The Nominating Committee selects individuals to be nominated as directors and officers of the Company. The members of the Nominating Committee are M. Lee Hulsebus and Thomas E. Glasgow. The Nominating Committee held one (1) meeting in 1999. The Nominating Committee will consider nominees made by the shareholders at the meeting.

         Each member of the Board of Directors who is not an officer or employee of the Company receives shares of Common Stock at the rate of 12,000 shares per annum, payable quarterly. The Company reimburses its Directors for travel expenses incurred in connection with meetings of the Board of Directors or committee meetings attended.

                                 PROPOSAL NO. 2:
                                 ---------------

                            RATIFICATION OF SELECTION
                     OF PARKS, TSCHOPP, WHITCOMB & ORR, P.A.
                             AS INDEPENDENT AUDITORS
                             -----------------------

         The Board of Directors has selected the firm of Parks, Tschopp, Whitcomb & Orr, P.A. to serve as independent auditors and to audit the Company's financial statements for 2000. The firm of Parks, Tschopp, Whitcomb & Orr, P.A. audited the Company's financial statements for the year ended 1999. The Company is advised that neither the firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Parks, Tschopp, Whitcomb & Orr, P.A. to be well qualified for the function of serving as the Company's independent auditors. The Utah Revised Business Corporation Act does not require the approval of the selection of auditors by the Company's shareholders, but in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that they pass upon its selection of independent auditors. In the event the shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Parks, Tschopp, Whitcomb & Orr, P.A. with the Company's financial and other affairs due to its previous service as independent auditors for the Company.

         A representative of Parks, Tschopp, Whitcomb & Orr, P.A. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF SELECTION OF PARKS, TSCHOPP, WHITCOMB & ORR, P.A. AS INDEPENDENT AUDITORS. UNLESS PROPERLY EXECUTED AND RETURNED BY THE SHAREHOLDER GIVING THE PROXY, PROXIES FORWARDED TO THOSE SHAREHOLDERS WHO HOLD THEIR VOTING SECURITIES IN "STREET NAME" WILL BE VOTED "FOR" THE RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF PARKS, TSCHOPP, WHITCOMB & ORR, P.A. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 2000.

                             SHAREHOLDERS' PROPOSALS
                             -----------------------

         Proposals of shareholders intended to be presented at the annual meeting to be held in 2001 must be received in writing, by the President of the Company at its offices by January 31, 2001, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.


                             By Order of the Board of Directors


                             /s/ M. Lee Hulsebus
                             ----------------------------------------------
                             M. Lee Hulsebus, Chairman, President and
                             Chief Executive Officer

                            MIRACOR DIAGNOSTICS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints M. Lee Hulsebus and Ross S. Seibert as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of common stock, $.15 par value per share of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), held of record by the undersigned on July 10, 2000 at the Annual Meeting of Stockholders to be held at 9171 Towne Centre Drive, Third Floor Conference Room, Suite 300, San Diego, CA 92122 on Friday, August 25, 2000 at 10:30 a.m., Pacific Daylight Savings Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

         PLEASE MARK BOXES [ ] IN BLUE OR BLACK INK.


PROPOSAL 1        To elect each of Dr. Arthur E. Bradley and Mr. Thomas E.
                  Glasgow to the Board of Directors until the annual meeting of shareholders to be held in the year 2003 and until each of their respective successors shall have been elected and qualified.

                  (Mark only ONE of the two boxes relative to this Proposal)

                  [ ] VOTE FOR all nominees named above except those who may be named on this line:

                  ______________________________________________________________

                  [ ] VOTE WITHHELD as to all nominees named above

PROPOSAL 2        Proposal to ratify appointment by the Company's Board of
                  Directors of Parks, Tschopp, Whitcomb & Orr, P.A. as the
                  Company's independent auditors for the current calendar year.

                  FOR    [ ]         AGAINST   [ ]        ABSTAIN   [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

     Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 2000


X_______________________________            X_______________________________
Signature                                    Signature, if held jointly


X_______________________________
Print Name(s)